UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01 Financial Statements and Exhibits	1

SIGNATURES	2

PURPOSE OF FILING

The purpose of this filing is to report to you that our Chairman and Chief Executive Officer, Steven W. Alesio, will retire from the Company effective June 30, 2010 and will be succeeded by Sara Mathew who has been with D&B since 2001 and who has been our President and Chief Operating Officer since 2007. This planned succession will take place with Ms. Mathew assuming CEO responsibilities and maintaining her President title effective January 1, 2010 and then becoming Chairwoman of the Board, effective July 1, 2010. We are also reporting changes to the positions held by certain of our other executive officers.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

D&B announced that its Chairman and Chief Executive Officer, Steven W. Alesio, notified the Board on November 12, 2009 that he will retire from the Company effective June 30, 2010. Mr. Alesio will be succeeded by Ms. Sara Mathew who has been with D&B since 2001 and has been its President and Chief Operating Officer since 2007.

This planned succession will take place with Ms. Mathew assuming CEO responsibilities and maintaining her President title effective January 1, 2010. Mr. Alesio will continue as Chairman of the Board until June 30, 2010 at which point Ms. Mathew will then become Chairwoman of the Board, effective July 1, 2010. The Company has no immediate plans to fill the chief operating officer position.

Ms. Mathew, 54, was named President and Chief Operating Officer of D&B in February 2007 and has served as a member of D&B’s Board of Directors since January 2008. She joined D&B in August 2001 as Chief Financial Officer. In January 2006, she added responsibility as President – International. In September 2006, she then became President – U.S. In February 2007, Ms. Mathew was promoted to the Company’s President and Chief Operating Officer, relinquishing her role as CFO. Prior to joining D&B, Ms. Mathew had an 18-year career with Procter & Gamble, where she served in a number of executive positions in finance and general management, both domestically and overseas.

The Company also announced the following changes to its executive management team:

•	Byron Vielehr, our President, Integration Solutions, was appointed President, Global Risk and Analytics, effective immediately.

•	Charlie Gottdiener, our President, Global Risk and Analytics, was appointed President, Corporate Development and Chief Strategy Officer, effective immediately.

•	Jim Delaney, our Senior Vice President, Global Sales and Marketing Solutions, was appointed President, Global Sales and Marketing Solutions, effective immediately.

The Company’s Compensation and Benefits Committee of our Board of Directors is reviewing the compensation arrangements for 2010 for each of Mr. Alesio and Ms. Mathew and we will report any material changes thereto, as appropriate, in a timely manner.

A copy of our press releases dated November 12, 2009 regarding the above changes to our executive management team are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release of The Dun & Bradstreet Corporation, dated November 12, 2009.

99.2	Press Release of The Dun & Bradstreet Corporation, dated November 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/S/ JEFFREY S. HURWITZ
Jeffrey S. Hurwitz
Senior Vice President, General Counsel and Corporate Secretary

DATE: November 12, 2009

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